AMENDMENT NO. 1 TO INVESTOR STOCKHOLDERS AGREEMENT



               THIS AMENDMENT TO INVESTOR STOCKHOLDERS AGREEMENT, dated as of September 1, 1998 (this "Amendment and Waiver"), amends the Investor Stockholders Agreement dated as of May 22, 1997 (the "Investor Stockholders Agreement"), by and among SCOTSMAN HOLDINGS, INC. (the "Company"), CYPRESS MERCHANT BANKING PARTNERS L.P. ("Cypress Onshore"), CYPRESS OFFSHORE PARTNERS L.P. ("Cypress Offshore"), SCOTSMAN PARTNERS, L.P. ("Scotsman Partners", together with Cypress Onshore and Cypress Offshore, "Investor Group Stockholders"), ODYSSEY PARTNERS, L.P. ("Odyssey"), BARRY P. GOSSETT ("BPG") and BT INVESTMENT PARTNERS, INC. ("BTIP", collectively with the Investor Group Stockholders, Odyssey and BPG, the "Stockholders"). Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned thereto in the Investor Stockholders Agreement.

               WHEREAS, the Company and the Stockholders have entered into the Investor Stockholders Agreement;

               WHEREAS, Williams Scotsman, Inc., a Maryland corporation and a wholly-owned subsidiary of the Company ("WSI"), will purchase all of the outstanding capital stock of Space Master International, Inc., a Georgia corporation, pursuant to a Stock Purchase Agreement, dated July 23, 1998, between WSI and Raymond A. Wooldridge (the "Transaction");

               WHEREAS, the Transaction will be financed in part by the purchase by the Investor Group Stockholders and Odyssey Investment Partners Fund, LP ("OIPF") of additional shares of Common Stock, pursuant to separate Subscription Agreements, dated the date hereof (the "Equity Purchases");

               WHEREAS, the parties desire to amend the Investor Stockholders Agreement to reflect the Equity Purchases and certain transfers of the Common Stock and to reflect the addition of OIPF and Odyssey Coinvestors, LLC ("Odyssey Coinvestors," together with OIPF, "Odyssey Investment Group") as parties to the Investor Stockholders Agreement;

               WHEREAS, as a result of certain transfers of Common Stock to be effected after the date hereof, Odyssey Investment Group will own all the Shares currently owned by Odyssey; and

               WHEREAS, certain of the parties desire to waive certain rights to subscribe for additional shares of Common Stock in connection with the Transaction under the Investor Stockholder Agreement.

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               NOW, THEREFORE, the parties hereto agree as follows:

               SECTION 1 Amendment. Effective on the date hereof, the Investor Stockholders Agreement shall be amended as set forth below:

               1.1 Section 2.2(a) of the Investors Stockholders Agreement shall be amended by adding the following new section (vi):

               "(vi) in the case of Odyssey, to either or both of OIPF and Odyssey Coinvestors and, in the case of OIPF, to Odyssey Coinvestors;"

               1.2 Section 2.2(b) of the Investors Stockholders Agreement shall be amended by adding to the end thereof the following proviso:

        "; provided that in the case of any Transfer pursuant to section 2.2(a)(vi) above made prior to October 31, 1998, such written notice shall be made not less than one day prior to effecting such Transfer."

               1.3 Sections 4.2, 4.3 and 4.4 of the Investor Stockholders Agreement are hereby amended and restated in their entirety as follows:

               "4.2 Election of Directors. (a) Each Investor Group Stockholder and Odyssey Investment Group agrees that, except as the Investor Group Stockholders and Odyssey Investment Group may otherwise agree in writing, the number of directors constituting the entire Board of Directors shall be nine (or eight, if the Chairman of the Board of Directors and the President of the Company shall be the same individual), comprised of the following individuals:

               (i)    three individuals designated by the Cypress Group;

               (ii)   three individuals designated by the SP Group;

               (iii)  one individual designated by OIPF;

               (iv) the individual then serving as the Chairman of the Board of Directors of the Company; and

               (v) the individual then serving as the President of the Company.


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               (b) If as a result of Section 4.4, the Cypress Group, the SP
Group or OIPF is entitled to designate a lesser number of directors than it is entitled on the date hereof to designate pursuant to Section 4.2(a), then each Investor Group Stockholder and Odyssey Investment Group shall vote its Shares to cause the number of directors constituting the entire Board of Directors to be reduced by the number of directors that the Cypress Group, the SP Group or OIPF is no longer entitled to designate.

               4.3 Removal and Replacement. Each of the Cypress Group, the SP Group and OIPF shall be entitled at any time and for any reason (or for no reason) to designate any or all of its designees on the Board of Directors for removal, and the Cypress Group and the SP Group, acting in accordance with clause (1) of Section 4.5, shall be entitled at any time and for any reason (or for no reason) to designate any of the directors designated under Section 4.2(a)(iv) or 4.2(a)(v) for removal. Subject to Section 4.4, if at any time a vacancy is created on the Board of Directors by reason of the death, removal or resignation of any director, then:

               (i) in the case of a director designated pursuant to Section 4.2(a)(i), (ii) or (iii), the Cypress Group, the SP Group or OIPF shall, as soon as practicable thereafter, designate a replacement director and, as soon as practicable thereafter, each of the Investor Group Stockholders and OIPF shall take action, including, if necessary, the voting of its Shares, to elect or cause the election by the Board of Directors of such replacement director in accordance with Section 4.2(a)(i) or (ii), as the case may be; and

               (ii) in the case of a director designated pursuant to Section 4.2(a)(iv) or (v), the Board of Directors shall, as soon as practicable thereafter (and subject to clause (1) of Section 4.5), except as the Investor Group Stockholders may otherwise agree in writing, designate a new Chairman of the Board or President, as the case may be, of the Company and, as soon as practicable thereafter, each of the Investor Group Stockholders, OIPF and Odyssey shall take action, including, if necessary, the voting of its Shares, to elect such new Chairman of the Board or President, as the case may be, as a director in accordance with
        Section 4.2(a)(iv) or (v), as the case may be.

        Subject to Section 4.4, if at any time a vacancy is created on the Board of Directors by reason of the death, removal or resignation of any director designated pursuant to Section 4.2(a)(i) or (ii), then the Board of Directors shall not conduct any business (other than business incident to the designation and election of a replacement director in accordance with this Section 4.3) until a replacement director has been designated by the Cypress Group or the SP Group, as the case may be; provided that the foregoing restriction on the transaction of business shall terminate five days after the creation of such vacancy if no such replacement director has been designated.

               4.4 Reduction in Number of Directors. Notwithstanding anything herein to the contrary:

               (i) (A) from and after the date that the Cypress Group and its Permitted Transferees (other than its Clause (iii) permitted Transferees) own in the aggregate Shares representing 5% or more but less than 20% of the outstanding Common Stock, the Cypress Group shall be entitled to designate one director for election or removal pursuant to Section 4.2(a) or 4.3, and (B) from and after the date that the Cypress Group and such Permitted Transferees own in the aggregate Shares representing less than 5% of the outstanding Common Stock, the Cypress Group shall no longer be entitled to designate any directors for election or removal pursuant to Section 4.2(a) or 4.3;

               (ii) (A) from and after the date that Scotsman Partners and its Permitted Transferees (other than its Clause (iii) Permitted Transferees) own in the aggregate Shares representing 5% or more but less than 20% of the outstanding Common Stock, the SP Group shall be entitled to designate one director for election or removal pursuant to
        Section 4.2(a) or 4.3, and (B) from and after the date that Scotsman Partners and such Permitted Transferees own in the aggregate Shares representing less than 5% of the outstanding Common Stock, the SP Group shall no longer be entitled to designate any directors for election or removal pursuant to Section 4.2(a) or 4.3; and

               (iii) From and after the date that Odyssey and Odyssey Investment Group and their Permitted Transferees own in the aggregate Shares representing less than 5% of the outstanding Common Stock, OIPF shall no longer be entitled to designate any directors for election or removal pursuant to Section 4.2(a) or 4.3.

               SECTION 2 Waiver. Each of the Investor Group Stockholders, Odyssey, BPG and BTIP hereby waive their rights under Section 3.1 and 3.2 of the Investor Stockholders Agreement to participate on a pro rata basis in the new issuance of the Common Stock in connection with the Transaction.

               SECTION 3 Odyssey Investment Group As A Party. In consideration of OIPF's Equity Purchase and the pending transfer by Odyssey (whether or not effected) of all the Shares owned by it to Odyssey Investment Group, Odyssey Investment Group shall be deemed a party to the Investor Stockholders Agreement as of the date of execution thereof, shall be bound by the terms and conditions thereof, and shall be entitled to the same rights as Odyssey has with respect to the Shares now owned by it (including as an Existing Stockholder).

               SECTION 4 Representations and Warranties. Each of the Company and each Stockholder represents and warrants to the other parties as follows: (a) such party has all requisite power, authority and legal capacity to enter into this Agreement and perform such party's obligations hereunder; (b) if such party is a corporation or partnership, the execution and delivery of this Agreement by such party and the performance of such party's obligations hereunder have been duly authorized by all necessary corporate or partnership action, as the case may be, on the part of such party; and (c) this Agreement has been duly executed and delivered by and (assuming this Agreement constitutes a valid and binding agreement of the other parties) constitutes a valid and binding obligation of such party, enforceable against such party in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to or affecting creditors? rights generally.

               SECTION 5     Miscellaneous.

               5.1 Continuing Effectiveness, etc. The Investor Stockholders Agreement as hereby amended is hereby ratified and confirmed in all respects. After the date hereof, all references in the Investor Stockholders Agreement to "Investor Stockholders Agreement", "Agreement" or similar terms shall refer to the Investor Stockholders Agreement as hereby amended.

               5.2 Counterparts. This Amendment and Waiver may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment and Waiver.

               5.3 Governing Law. This Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of Delaware (without reference to the conflicts of laws provisions thereof).

               5.4 Successors and Assigns. This Amendment and Waiver shall be binding upon the Company and the Stockholders and their respective permitted successors and assigns, and shall inure to the benefit of the Company and the Stockholders and their respective permitted successors and assigns.

               5.5 Further Assurances. Each of parties hereto will, promptly upon the request of the other party hereto, from time to time execute, acknowledge and deliver, and file and record, all such agreements, documents, instruments and notices, and take all such action, as the other party deems necessary or advisable to carry out the intent and purposes of this Amendment and Waiver and the Investor Stockholders Agreement.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                      SCOTSMAN HOLDINGS, INC.

                                      By:  /s/ Gerard E. Holthaus
                                         ---------------------------------
                                      Name:
                                      Title:


                                      CYPRESS MERCHANT BANKING
                                         PARTNERS L.P.

                                      By:  Cypress Associates L.P., its
                                             general partner

                                      By:  Cypress Merchant Banking Partners
                                             L.L.C., its general partner

                                      By:  /s/ David P. Spalding
                                         ---------------------------------
                                      Name:
                                      Title:


                                      CYPRESS OFFSHORE PARTNERS L.P.

                                      By:  Cypress Associates L.P., its
                                             general partner

                                      By:  Cypress Merchant Banking Partners
                                             L.L.C., its general partner

                                      By:  /s/ David P. Spalding
                                         ---------------------------------
                                      Name:
                                      Title:

                                      SCOTSMAN PARTNERS, L.P.

                                      By:  Group 31, Inc., its general partner

                                      By:  /s/ James N. Alexander
                                         ---------------------------------
                                      Name:
                                      Title:

                                       ODYSSEY PARTNERS, L.P.

                                       By:  /s/ Jack Nash
                                          ---------------------------------
                                       Name:
                                       Title:


                                         /s/ Barry P. Gossett
                                          ---------------------------------
                                       BARRY P. GOSSETT


                                       BT INVESTMENT PARTNERS, INC.

                                       By:  /s/ Joseph T. Wood
                                          ---------------------------------
                                       Name:
                                       Title:


                                       ODYSSEY INVESTMENT PARTNERS
                                       FUND, LP

                                       By:  /s/ Brian Kwait
                                          ---------------------------------
                                       Name:
                                       Title:


                                       ODYSSEY COINVESTORS, LLC

                                       By:  /s/ Brian Kwait
                                          ---------------------------------
                                       Name:
                                       Title: